--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               February 22, 1999
Dear Shareholders:

  We are pleased to report for the year-end December 31, 1998, the Emerging Germany Fund Inc. (the "Fund") net asset value and market price returned 38.06% and 43.50%, respectively, compared with a rise in the DAX100 Index of 25.23% in dollar terms.

BROADENED MANDATE AND OPEN-ENDING

  On January 26, 1999, shareholders of the Fund overwhelmingly approved the Board of Directors' recommendation to expand the Fund's investment mandate to become a broad-based European Fund and to convert to an open-end mutual fund. Effective February 9, 1999, the Fund's name was changed to the Dresdner RCM Europe Fund and its benchmark is the Morgan Stanley Capital International Europe Index (MSCI Europe). The open-ending of the Fund is expected to occur on May 1, 1999.

  We believe that the Fund is well positioned to take advantage of the changes expected to occur throughout Europe as a result of the European Economic and Monetary Union (EMU). Dresdner RCM Global Investors, the Fund's advisor, has many years of experience in European investment research and portfolio management. This together with its affiliation with a major European bank, Dresdner Bank AG, should facilitate the Fund's discovery of the European investment opportunities of the future.

EUROPEAN ECONOMIC AND MONETARY UNION

  On January 1, 1999, the evolution of EMU reached a milestone with the introduction of a single currency -- the euro. The euro will have a profound impact not just on European commerce, but also on investing. With the EMU, European markets, which historically have operated independently on a country basis, should move towards unification. As a result, a single unified market will be realized through which people, goods, and money can move freely and create, with the likely future addition of the United Kingdom, one of the world's largest economies. Although the introduction of the euro creates various uncertainties and risks for the Fund, we believe the Fund, with its new mandate, is well positioned to take advantage of the opportunity created by the EMU.

YEAR 2000 PREPARATION

  We would also like to take this opportunity to assure shareholders that Dresdner RCM has committed considerable effort and resources to avoid difficulties related to the so-called "Y2K" effect associated with the Year 2000. Beginning with a study initiated in 1996 that detailed the need to replace the core portfolio accounting system with new Y2K-compliant technology, the company has made Year 2000 readiness a priority.

  A three-step process has been established to address Y2K-dating issues. Our first objective is to make critical in-house applications compliant by the end of the first quarter of 1999, either through upgrading or the acquisition of new technology. These applications include portfolio accounting and trade support. Our second objective is to ensure critical vendor systems (including Custody and Transfer Agent) are Y2K-compliant by mid-1999. The third objective is to perform all other upgrades necessary to make the company's internal environment fully compliant. As a result, no disruption to client services is anticipated before, during or after the turn of the century.

  However, even though Dresdner RCM is taking all precautions as an organization, Y2K problems could adversely affect companies in which the Fund invests. For example, companies may incur substantial costs to address the problem or they may suffer losses caused by corporate or governmental data-processing errors. To the extent that the repercussion on a portfolio holding is negative, it might impact the Fund's investment return.

OPEN-ENDING CONVERSION

  Shortly after the Fund's conversion to an open-end mutual fund, you will receive a statement showing your holdings in the Fund along with a revised prospectus, which will detail the Fund's new investment objective. As we have previously announced, at the time of conversion, each stockholder will hold the same number of shares in the Fund held immediately prior to the conversion.

  We thank you for your continued interest and support.

    [SIGNATURE]                            [SIGNATURE]
Rolf Passow                                William S. Stack
Chairman                                   President

--------------------------------------------------------------------------------

                        MANAGEMENT'S PERFORMANCE REVIEW
--------------------------------------------------------------------------------

  For the 12 months ending December 31, 1998, The Emerging Germany Fund Inc. (the "Fund") achieved a total net asset value return of 38.06% and a market price return of 43.50%. The Fund's principal benchmark, the DAX 100, registered a total dollar-weighted return of 25.23% over the same period. By comparison, the Morgan Stanley Capital International Germany Index returned 29.88%, while the pan-European Dow Jones Stock Index rose 18.4%.

MARKET OVERVIEW

  Helped by low inflation, the anticipated introduction of the European Monetary Union (EMU), higher-than-expected corporate earnings, and strong liquidity inflow in the German equity markets, stocks got off to a strong start in the first quarter as the MSCI Germany Index jumped 17.04% in dollar terms. The markets continued to rise through the second quarter, even as the economy began to slow, and peaked in July as German indices reached record levels. Global economic turmoil in the third quarter triggered a sharp sell-off that saw domestically oriented and defensive stocks outperform the broader market. Against a backdrop of historically low inflation and interest rates, stocks regained momentum in the fourth quarter, pushing up the DAX 100 by 11.22%.

INVESTMENT APPROACH

  In selecting stocks for the portfolio, we focus on fundamental company attributes such as management, products, valuation and market positioning. We use the DAX 100 for performance comparisons, but it is not a main factor in determining sector weightings. Consistent with our bottom-up approach to investing, most of the Fund's outperformance in 1998 can be attributed to individual stocks rather than sector strategies.

SECTOR HIGHLIGHTS

  In response to the late-summer financial market turmoil triggered by the financial crisis in Asia and Russia's debt default, we systematically lowered our weighting in the banking sector. We reduced positions in Deutsche Bank, BHF-Bank, Bayerische Hypo- und Vereinsbank and Credito Italiano, leaving the Fund's banking allocation limited to companies with a largely domestic orientation and limited exposure to Russia and Asia. On the other hand, we overweighted the insurance sector throughout the year due to ongoing consolidation and restructuring in the sector, which focused on life health and asset management. It represents the Fund's largest individual industry weighting, and the insurer Allianz is our largest holding. MLP, the life insurance and asset management company, was another excellent investment in this sector.

  About 20% of the Fund's portfolio is invested outside of Germany, a good portion of them in the interest-sensitive sector. These positions included the British insurer Allied Zurich PLC and, in Switzerland, Julius Bar and UBS. Both Julius Bar and UBS focus heavily on asset management and a large portion of their income may be attributed to asset management. Taken together, interest-sensitive holdings -- which we anticipate will continue to benefit from ongoing consolidation driven by the advent of the European Economic and Monetary Union (EMU) -- accounted for about 49% of the portfolio by year-end, its largest sector weighting.

  Technology and telemedia -- accounting for about a third of the portfolio -- also made a significant contribution to our total return. Mannesmann, a large engineering and telecommunications company, was the best performing large cap stock in Germany last year, gaining about 128%. We bought it in the first half of the year and kept adding to the position until, by year's end, it represented about 9% of net assets. Pfeiffer Vacuum is also a holding worth mentioning, gaining about 95% in dollar terms by year's end.

  Other strong performers in this sector included Nokia, Teles, the Greek telephone company OTE and Ceske Radiokomunikace, a Czech wired and mobile communications provider that represents our first investment in an Eastern European company. The Fund also benefited from acquiring a position in EM.TV & Merchandising in the third quarter. The company, which produces and distributes children's television programs as well as promotes trade and sporting events, saw its stock price rise 72.58% in the fourth quarter.

  In the transportation services area, the Fund also held Germany's best performing mid cap stock, the car rental and leasing company Sixt, which rose about 194% and had a 5.3% weighting in the portfolio.

  Beneficial sector underweightings included chemicals, which we believed as having had poor growth potential due to downward pricing pressure caused by overcapacity, and utilities, which were burdened by negative sentiment related to deregulation in the sector and the ongoing discussions regarding electricity generation through nuclear power. Both suffered from unattractive valuations and underperformed in 1998.

OUTLOOK

  Early in 1999, shareholders approved the expansion of the Fund's investment mandate to include all of Europe and to convert the Fund into an open-end mutual fund. As such, we expect to gradually bring the Fund's Germany weighting down during the year and expand our other European holdings. That will result in an expansion of investment possibilities, particularly in certain sectors such as utilities and pharmaceuticals that we believe will benefit from consolidation. Because the introduction of the EMU and a single currency is galvanizing that Continent's previously fragmented financial markets, we also expect asset management to emerge as a major investment theme in the coming years.

  Adhering to our bottom-up approach, we are confident that the region, which is benefiting from deregulation and widespread corporate restructuring spurred by the euro, will present many attractive investment opportunities.

  Stocks of the following companies represented the Fund's ten largest positions at December 31, 1998:

                                                    MARKET VALUE    PERCENT OF
COMPANY                                                IN USD       NET ASSETS
--------------------------------------------------  -------------   ----------
Allianz...........................................  $  28,297,693      14.8%
SAP...............................................     17,276,545       9.0%
Mannesmann........................................     17,071,986       8.9%
Volkswagen........................................     15,956,809       8.3%
Sixt..............................................     10,082,807       5.3%
Deutsche Pfandbrief- und Hypothekenbank...........     10,071,986       5.2%
Munchener Ruckversicherungs-Gesellschaft..........      9,682,064       5.1%
Bayerische Hypo- und Vereinsbank..................      9,002,699       4.7%
RWE...............................................      8,210,858       4.3%
Bayer.............................................      6,258,248       3.3%
                                                    -------------       ---
Total.............................................  $ 131,911,695      68.9%
                                                    -------------       ---
                                                    -------------       ---

PERCENT OF NET ASSETS BY INDUSTRY

                                                                                                        PERCENT OF
INDUSTRY CLASS                                                                                          NET ASSETS
-----------------------------------------------------------------------------------------------------  -------------
Automotive Related...................................................................................         10.9%
Banking..............................................................................................         18.5%
Chemicals and Textiles...............................................................................          6.3%
Communication Services...............................................................................         11.1%
Drugs and Health Care................................................................................          2.5%
Electronics/New Technology...........................................................................          8.7%
Financial Services...................................................................................          2.7%
Household Related Non-Durables.......................................................................          3.0%
Industrial Equipment.................................................................................          2.2%
Insurance............................................................................................         22.6%
Media................................................................................................          2.3%
Technology Services..................................................................................         10.6%
Transportation Services..............................................................................          5.3%
Utilities............................................................................................          5.7%
Other Assets Less Liabilities........................................................................        (12.4%)
                                                                                                             -----
                                                                                                             100.0%
                                                                                                             -----
                                                                                                             -----

PERCENT OF NET ASSETS BY COUNTRY

                                                                                   PERCENT OF
COUNTRY                                                                            NET ASSETS
---------------------------------------------------------------------------------  -----------
Germany..........................................................................        93.3%
Switzerland......................................................................         6.2%
United Kingdom...................................................................         4.5%
Finland..........................................................................         2.8%
Norway...........................................................................         1.3%
The Netherlands..................................................................         1.1%
United States....................................................................         0.8%
France...........................................................................         0.8%
Czech Republic...................................................................         0.8%
Sweden...........................................................................         0.5%
Greece...........................................................................         0.3%
Other Assets Less Liabilities....................................................       (12.4%)
                                                                                   -----------
Total............................................................................       100.0%
                                                                                   -----------
                                                                                   -----------

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Emerging Germany Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Germany Fund Inc. (the "Fund") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 1999

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------
                                                                                          MARKET VALUE
 SHARES                                EQUITY INVESTMENTS                                   (NOTE 1)
------------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR - 10.9%
        AUTOMOTIVE RELATED - 10.9%
  50,250 DaimlerChrysler AG ***.......................................................... $  4,958,683
 200,000 Volkswagen AG **................................................................   15,956,809
                                                                                          ------------
                                                                                            20,915,492
                                                                                          ------------
CONSUMER NON-DURABLES SECTOR - 3.0%
        HOUSEHOLD RELATED NON-DURABLES - 3.0%
  55,000 Koninklijke Ahold N.V...........................................................    2,033,564
   2,100 Carrefour Supermarche S.A.......................................................    1,585,806
  35,000 Douglas Holding AG..............................................................    2,120,576
                                                                                          ------------
                                                                                             5,739,946
                                                                                          ------------
CYCLICAL/CAPITAL GOODS SECTOR - 13.8%
        CHEMICALS AND TEXTILES - 6.3%
 150,000 BASF AG.........................................................................    5,722,856
 150,000 Bayer AG........................................................................    6,258,248
                                                                                          ------------
                                                                                            11,981,104
                                                                                          ------------
        INDUSTRIAL EQUIPMENT - 2.2%
  69,000 Konig & Bauer-Albert AG.........................................................    1,676,365
  78,000 Tomra Systems ASA...............................................................    2,572,559
                                                                                          ------------
                                                                                             4,248,924
                                                                                          ------------
        TRANSPORTATION SERVICES - 5.3%
 177,300 Sixt AG Pfd.....................................................................   10,082,807
                                                                                          ------------
HEALTHCARE SECTOR - 2.5%
        DRUGS AND HEALTH CARE - 2.5%
     400 Roche Holding AG................................................................    4,880,961
                                                                                          ------------
INTEREST-SENSITIVE SECTOR - 49.5%
        BANKING - 18.5%
 115,000 Bayerische Hypo- und Vereinsbank AG.............................................    9,002,699
 150,000 BHF-Bank AG.....................................................................    6,028,794
 115,000 Deutsche Pfandbrief- und Hypothekenbank AG......................................   10,071,986
 124,000 HSBC Holdings PLC...............................................................    3,418,585
     700 Julius Bar Holding Ltd..........................................................    2,326,538
  15,000 UBS AG (Union Bank of Switzerland)..............................................    4,608,664
                                                                                          ------------
                                                                                            35,457,266
                                                                                          ------------

------------------------------------------------------------------------------------------------------
                                                                                          MARKET VALUE
 SHARES                                EQUITY INVESTMENTS                                   (NOTE 1)
------------------------------------------------------------------------------------------------------
        FINANCIAL SERVICES - 2.7%
   1,300 MLP (Marschollek, Lautenschlager und Partner) Pfd............................... $    740,852
   7,500 MLP (Marschollek, Lautenschlager und Partner) **................................    4,301,140
                                                                                          ------------
                                                                                             5,041,992
                                                                                          ------------
        INSURANCE - 22.6%
  77,205 Allianz AG Holding *............................................................   28,297,693
 350,000 Allied Zurich PLC *.............................................................    5,264,011
  20,000 Munchener Ruckversicherungs-Gesellshaft AG *....................................    9,682,064
                                                                                          ------------
                                                                                            43,243,768
                                                                                          ------------
        UTILITIES - 5.7%
 100,000 Berliner Kraft- und Licht AG....................................................    2,699,460
 150,000 RWE AG..........................................................................    8,210,858
                                                                                          ------------
                                                                                            10,910,318
                                                                                          ------------
TECHNOLOGY SECTOR - 19.3%
        ELECTRONICS/NEW TECHNOLOGY - 8.7%
  30,000 Aixtron AG......................................................................    5,515,897
  43,000 Ericsson (LM) Telefonaktiebolaget...............................................    1,024,189
  15,000 Nokia Corp. (ADR)...............................................................    1,806,562
  25,000 Nokia (AB) OY...................................................................    3,060,519
 100,000 Pfeiffer Vacuum Technology AG (ADR).............................................    3,629,274
  10,000 Teles AG *......................................................................    1,670,666
                                                                                          ------------
                                                                                            16,707,107
                                                                                          ------------
        TECHNOLOGY SERVICES - 10.6%
  20,000 Brokat Infosystems AG *.........................................................    2,999,400
  40,000 SAP AG..........................................................................   17,276,545
                                                                                          ------------
                                                                                            20,275,945
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------
                                                                                          MARKET VALUE
 SHARES                                EQUITY INVESTMENTS                                   (NOTE 1)
------------------------------------------------------------------------------------------------------
TELEMEDIA/SERVICES SECTOR - 13.4%
        COMMUNICATIONS SERVICES - 11.1%
  49,700 Ceske Radiokomunikace A.S. (GDR) 144A (a) *..................................... $  1,577,975
  29,000 Global Telesystems Group Inc. *.................................................    1,616,750
 149,000 Mannesmann AG *.................................................................   17,071,986
  20,000 Panafon Hellenic Telecommunications Co. S.A. 144A (a) *.........................      535,906
  28,992 Sonera Group PLC *..............................................................      515,210
                                                                                          ------------
                                                                                            21,317,827
                                                                                          ------------

------------------------------------------------------------------------------------------------------
                                                                                          MARKET VALUE
 SHARES                                EQUITY INVESTMENTS                                   (NOTE 1)
------------------------------------------------------------------------------------------------------
        MEDIA - 2.3%
   7,500 EM.TV & Merchandising AG **..................................................... $  4,301,140
                                                                                          ------------
                                                                                          ------------
        Total Equity Investments
          (Cost $169,964,632)-- 112.4%..................................................   215,104,597
        Other Assets Less Liabilities--(12.4%)..........................................   (23,766,531)
                                                                                          ------------
        Net Assets--100.0%..............................................................  $191,338,066
                                                                                          ------------
                                                                                          ------------

----------------
Percentages are of net assets.

  * Non-income producing security.

 ** Part of this security is on loan (Note 1).

*** Part of this security is on loan (Note 1) and this is a non-income producing security.

(a) Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

ADR   American Depository Receipt

GDR   Global Depository Receipt

Pfd.  Preferred Stock

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------

ASSETS:
Investments in securities, at value
  (cost $169,964,632) (Note 1).....  $ 215,104,597
Foreign currency, at value (cost
  $8,738,567) (Note 1).............      8,762,732
Cash...............................         11,360
Receivable for investments sold....      1,042,741
Dividends and dividend reclaims
  receivable.......................        125,052
Interest receivable................         20,503
Cash collateral for securities on
  loan (Note 1)....................      6,933,894
                                     -------------
    Total Assets...................    232,000,879
                                     -------------
LIABILITIES:
Payable for:
  Collateral for securities on loan
    (Note 1).......................      6,933,894
  Dividends declared (Note 1)......     32,359,642
  Legal fees (Note 8)..............        935,672
  Investment management and
    administrative fees (Note 2)...        158,819
  Audit fees.......................         92,467
  Shareholder reporting expenses...         58,302
  Proxy expenses...................         53,011
  Directors' fees and expenses
    (Note 6).......................         12,809
  Miscellaneous expenses...........         58,197
                                     -------------
    Total Liabilities..............     40,662,813
                                     -------------
NET ASSETS.........................  $ 191,338,066
                                     -------------
                                     -------------
NET ASSETS CONSIST OF:
Paid-in capital (Note 3)...........  $ 142,013,476
Accumulated distributions in excess
  of net investment income.........     (2,619,002)
Accumulated net realized gain on
  investments and foreign currency
  transactions.....................      6,773,115
Net unrealized appreciation on
  investments and translation of
  other assets and liabilities in
  foreign currencies...............     45,170,477
                                     -------------
NET ASSETS.........................  $ 191,338,066
                                     -------------
                                     -------------
NET ASSET VALUE PER SHARE
  ($191,338,066  DIVIDED BY
  14,008,334 shares outstanding)...  $       13.66
                                     -------------
                                     -------------

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------

INVESTMENT INCOME: (NOTE 1)
Income:
  Dividends (net of foreign
    withholding tax of $379,685)....  $ 3,357,500
  Interest..........................      191,120
                                      -----------
  Total investment income...........    3,548,620
                                      -----------
Expenses:
  Investment management and
    administrative fees (Note 2)....    1,915,266
  Legal fees........................    1,441,993
  Directors' fees and expenses (Note
    6)..............................      217,713
  Custodian fees....................      160,692
  Consulting fees...................      124,542
  Audit fees........................      113,763
  Proxy solicitation expenses.......       98,076
  Shareholder reporting expenses....       67,827
  Miscellaneous expenses............       74,799
                                      -----------
    Total expenses..................    4,214,671
                                      -----------
Net investment loss.................     (666,051)
                                      -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain on investments....   51,095,077
Net realized loss on foreign
 currency transactions..............     (150,533)
                                      -----------
  Net realized gain.................   50,944,544
Net change in unrealized
 appreciation on investments and
 translation of other assets and
 liabilities in foreign
 currencies.........................   13,394,579
                                      -----------
  Net realized and unrealized gain
    during the year.................   64,339,123
                                      -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................  $63,673,072
                                      -----------
                                      -----------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997
--------------------------------------------

                                  1998            1997
                             --------------  --------------
OPERATIONS:
Net investment income
  (loss)...................  $     (666,051) $      107,668
Net realized gain on
  investments and foreign
  currency transactions....      50,944,544      33,117,116
Net change in unrealized
  appreciation on
  investments and
  translation of other
  assets and liabilities in
  foreign currencies.......      13,394,579       4,816,868
                             --------------  --------------
Net increase in net assets
  from operations..........      63,673,072      38,041,652
DISTRIBUTIONS TO
  SHAREHOLDERS FROM: (NOTE
  1)
Net investment income......      (2,381,417)       (840,501)
Net realized gains on
  investments..............     (46,367,585)    (10,086,000)
                             --------------  --------------
TOTAL DISTRIBUTIONS........     (48,749,002)    (10,926,501)
                             --------------  --------------
TOTAL INCREASE IN NET
  ASSETS...................      14,924,070      27,115,151
NET ASSETS:
Beginning of year..........     176,413,996     149,298,845
                             --------------  --------------
End of year*...............  $  191,338,066  $  176,413,996
                             --------------  --------------
                             --------------  --------------

----------------
*Includes accumulated
  distributions in excess
  of net investment
  income:..................  $   (2,619,002) $     (660,622)
                             --------------  --------------
                             --------------  --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR EACH OF
THE FIVE YEARS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                        YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------------
                                        1998(a)    1997(a)     1996(a)        1995        1994
                                       ---------   --------   ---------     ---------   ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................  $   12.59   $  10.66   $    9.20     $    9.20   $    9.80
                                       ---------   --------   ---------     ---------   ---------
Income from investment operations:
  Net investment income (loss).......      (0.05)      0.01        0.03          0.07        0.03
  Net realized and unrealized gain
    (loss) on investments............       4.60       2.70        1.45         (0.07)      (0.51)
                                       ---------   --------   ---------     ---------   ---------
Total from investment operations.....       4.55       2.71        1.48          0.00       (0.48)
                                       ---------   --------   ---------     ---------   ---------
Less distributions:
  From net investment income.........      (0.17)     (0.06)      (0.02)        (0.00)      (0.00)
  From net realized gain on
    investments......................      (3.31)     (0.72)      (0.00)        (0.00)      (0.12)
                                       ---------   --------   ---------     ---------   ---------
    Total distributions..............      (3.48)     (0.78)      (0.02)(b)     (0.00)      (0.12)(b)
                                       ---------   --------   ---------     ---------   ---------
NET ASSET VALUE, END OF PERIOD.......  $   13.66   $  12.59   $   10.66     $    9.20   $    9.20
                                       ---------   --------   ---------     ---------   ---------
                                       ---------   --------   ---------     ---------   ---------
PER SHARE MARKET VALUE, END OF
 PERIOD(c)...........................  $   12.69   $  11.25   $    8.13     $    7.25   $    7.38
                                       ---------   --------   ---------     ---------   ---------
                                       ---------   --------   ---------     ---------   ---------
TOTAL MARKET VALUE RETURN(d).........      43.50%     48.04%      12.34%        (1.69)%    (20.07)%
                                       ---------   --------   ---------     ---------   ---------
                                       ---------   --------   ---------     ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 millions)...........................  $     191   $    176   $     149     $     129   $     129
                                       ---------   --------   ---------     ---------   ---------
                                       ---------   --------   ---------     ---------   ---------
Ratio of expenses to average net
 assets..............................       1.97%      1.30%       1.42%         1.51%       1.40%
                                       ---------   --------   ---------     ---------   ---------
                                       ---------   --------   ---------     ---------   ---------
Ratio of net investment income (loss)
 to average net assets...............      (0.31)%     0.06%       0.33%         0.76%       0.34%
                                       ---------   --------   ---------     ---------   ---------
                                       ---------   --------   ---------     ---------   ---------
Portfolio turnover rate..............        114%        85%         51%           40%         91%
                                       ---------   --------   ---------     ---------   ---------
                                       ---------   --------   ---------     ---------   ---------

----------------

       (a) Calculated using the average share method.
       (b) The ex-dividend date was after the end of the fiscal year.
       (c) Closing price--New York Stock Exchange.
       (d) The total market value return calculation includes reinvestment of dividends in the year declared.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------
THE EMERGING GERMANY FUND INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The Emerging Germany Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 2, 1990 as a non-diversified, closed-end management investment company and registered under the Investment Company Act of 1940.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

a. PORTFOLIO VALUATION: Investments for which market quotations are readily available are valued at the closing price on the day of valuation. Securities for which market quotations are not readily available will be valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities that mature in less than 60 days are valued at amortized cost.

b. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES: Security transactions are recorded as of the date of purchase or sale. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Expenses are recorded on the accrued basis.

c. FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, foreign investments and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency translations. The Fund does not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

d. FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

e. LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. At December 31, 1998, stocks with an aggregate value of $6,601,125 were on loan to brokers. The loans were collateralized by cash of $6,933,894, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 104.5% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1998, net securities lending income was $80,186 and is included in interest income on the Statement of Operations. As with other extensions of credit, the Fund may bear the risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. Appreciation or depreciation in the market value of the securities loaned during the term of the loan is accounted for by the Fund.

f. DISTRIBUTIONS: Distributions are declared and paid quarterly to shareholders. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses as a result of wash sales and passive foreign investment companies.

NOTE 2. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Dresdner RCM Global Investors LLC ("Dresdner RCM") serves as the Funds' investment manager and provides various administrative services, subject to the authority of the Board of Directors. The Fund pays investment management and administrative fees monthly at an annual rate of 1.00% of the average weekly net assets up to $100,000,000 and at an annual rate of 0.80% of such assets in excess of $100,000,000. For the year ended December 31, 1998, the effective annual rate of management and administrative fees was 0.90%.

NOTE 3. CAPITAL SHARES
At December 31, 1998, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares were authorized and 14,008,334 shares were outstanding. There were no transactions in the Fund's capital stock for the year ended December 31, 1998.

NOTE 4. INVESTMENT IN FOREIGN SECURITIES
Investing in foreign equity securities involves significant risks, some of which are not typically associated with investments of domestic origin. The Fund's investments in foreign markets subject the Fund to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are United States companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays. Since the Fund concentrates its investments in German companies, it may be subject to greater risks and market fluctuations than other more diversified portfolios.

NOTE 5. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales proceeds of investment securities by the Fund, excluding U.S. government obligations and short-term securities, aggregated $237,505,798 and $260,360,854, respectively. At December 31, 1998, the aggregate cost of investments for federal income tax purposes was $172,913,984. Gross unrealized appreciation and depreciation of investments aggregated $45,664,814 and $3,474,201, respectively, resulting in net unrealized appreciation of $42,190,613 at December 31, 1998.

NOTE 6. DIRECTORS' FEES
For fiscal year 1998, the Fund paid each of its Directors who is not an interested person of the Fund $7,500 annually plus $750 for each meeting of the Board. The Fund also paid each member of the strategic planning and communications subcommittee $1,500 for each meeting attended. Beginning January 1, 1999, the Fund will pay each of its Directors who is not an interested person of the Fund $9,000 annually plus $1,500 for each meeting of the Board.

NOTE 7. SUBSEQUENT EVENTS:

a. EXPANSION OF INVESTMENT OBJECTIVE AND NAME CHANGE
The stockholders of the Fund have approved the expansion of the Fund's investment objective to obtain long-term appreciation by investing primarily in equity securities of European companies. The stockholders also approved changing the Fund's name from "The Emerging Germany Fund Inc." to "Dresdner RCM Europe Fund Inc." These changes were made effective on February 9, 1999.

b. CONVERSION TO AN OPEN-END INVESTMENT COMPANY
At a stockholders meeting held January 26, 1999, the stockholders of the Fund approved converting the Fund from a closed-end investment company to an open-end investment company. Upon conversion to an open-end fund, the Fund will offer two classes of shares: Class N and Class I. On the day that the Fund converts to open-end status, trading of the shares on the New York Stock Exchange will cease and every stockholder will hold the same number of Class N shares in the open-end fund as held immediately beforehand. During the first six months following the conversion, a redemption fee, payable to the Fund, of up to 1% of the net asset value may be assessed on all redemptions. The conversion will take place on or about May 1, 1999.

  Upon open-ending, the management fees of the Fund will remain the same. However, the Fund's other operating expenses will likely increase as a result of open-ending due to the cost of additional services available to stockholders of an open-end investment company. Dresdner RCM has contractually agreed to defer all or a portion of its advisory fee if the Fund's operating expenses (excluding taxes, interest, and extraordinary expenses) were to exceed the annualized rate of 1.60% for Class N and 1.35% for Class I of the Fund's average daily net assets in any fiscal year for at least three years after open-ending. Such amounts are subject to possible future reimbursement.

  The stockholders have also approved a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940. Funds Distributor Inc. will serve as distributor of shares of the Fund. The Plan authorizes the Fund to pay Funds Distributor Inc. on a monthly basis for all costs incurred by it in distributing the Class N shares of the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

NOTE 8. PENDING LITIGATION
A portion of the legal fees reflected in the financial statements were incurred in connection with certain litigation. On April 8, 1998, the Fund filed a lawsuit in the United States District Court for the Southern District of New York against Phillip Goldstein, Ronald Olin and three affiliated entities captioned THE EMERGING GERMANY FUND INC. V. GOLDSTEIN. The Fund alleged violations by the defendants of the proxy solicitation and beneficial ownership disclosure provisions of the federal securities laws in connection with the Fund's annual meeting scheduled for April 1998. With respect to that meeting, Opportunity Partners, L.P. filed an action in the same court against the Fund and its directors on April 24, 1998, styled OPPORTUNITY PARTNERS L.P. V. THE EMERGING GERMANY FUND INC. alleging violations of the proxy antifraud rule of the federal securities laws and breach of fiduciary duty. The Fund, as nominal defendant, and each member of the Fund's Board of Directors were named as defendants in a derivative and purported class action suit captioned STEINER V. FUGELSANG filed on May 28, 1998, in the same court. The class action allegations assert that the defendants violated the federal securities laws and Maryland corporate law and the derivative claims assert breach of fiduciary duty regarding the annual meeting. All issues in the actions have been resolved except as to entitlement to legal fees by the Goldstein and Steiner litigants, which issues are the subject of settlement discussions in part and further litigation in part. The Fund believes that a substantial portion of such legal fees that may be payable will be reimbursed under a contract of insurance which insures the Fund and its directors.

--------------------------------------------------------------------------------
THE EMERGING GERMANY FUND INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
--------------------------------------------------------------------------------

  The Emerging Germany Fund Inc. (the "Fund") Dividend Reinvestment Plan offers you a way to automatically reinvest dividends and other distributions (collectively, "dividends") in additional shares of the Fund. State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266-8209 ("State Street") acts as your Plan Agent in administering the Plan. If your shares are held in the name of a brokerage firm, bank or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf.

  You are automatically enrolled in the Plan unless you specifically elect to receive dividends in cash. If you own shares in your own name, you should notify State Street, the Plan Agent, in writing if your wish to withdraw from the Plan and receive dividends in cash. If you wish to withdraw from the Plan and your shares are held through a brokerage firm, bank or other nominee that participates in the Plan on your behalf, your should send a written withdrawal request to such nominee. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of withdrawal to cash at the then current market price and send you a check for the proceeds. If you prefer, the Plan Agent, upon written request, will sell all of your full and fractional shares upon your withdrawal and send you the proceeds, less a U.S. $2.50 service fee and brokerage commissions.

  If you are a participant in the Plan, your dividends will be promptly reinvested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend payable in cash or declares a special dividend (payable either in cash or in shares of the Fund), you will automatically receive shares of the Fund. If the market price of shares on the payment date equals or exceeds their net asset value, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then-current market price (i.e., if the net asset value per share is less than 95% of the market price, the new shares will be issued at 95% of the market price). Except in the circumstances described below, the number of additional Fund shares to be credited to your account shall be determined by dividing the dollar amount of the dividend payable to you by the net asset value per shares of the Fund's common stock on the valuation date; provided that the maximum discount from the then current market price shall not exceed 5%. If the market price is lower than net asset value, you will receive shares purchased on the New York Stock Exchange or otherwise in the open market, to the extent available. If the market price exceeds net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places.

  There is no direct charge to participants for reinvesting dividends, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for new shares issued directly by the Fund. Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of the applicable brokerage commissions incurred by the Plan Agent. You will receive tax information annually for your personal records and to help you prepare your federal income tax returns. The automatic reinvestment of dividends does not relieve you of any income tax which may be payable or required to be withheld on dividends.

--------------------------------------------------------------------------------
THE EMERGING GERMANY FUND INC.
DIVIDEND REINVESTMENT PLAN (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Plan Agent and the Fund reserve the right to amend or terminate the Plan. Participants will receive written notice of any amendment at least 90 days before the effective date of any amendment and, in the case of termination, at least 90 days before the record date of any dividend or distribution affected.

  If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

--------------------------------------------------------------------------------
THE EMERGING GERMANY FUND INC.
STOCKHOLDER MEETING RESULTS
(UNAUDITED)
--------------------------------------------------------------------------------

  An annual meeting of Stockholders of The Emerging Germany Fund Inc. (the "Fund") was held on Tuesday, January 26, 1999 (the "Meeting"). The number of shares issued, outstanding and eligible to vote as of December 4, 1998, was 14,008,334. The matters voted upon by stockholders and the resulting votes for each matter are presented below:

          1.
      Proposal No. 1(a). Expanding the Fund's investment objective from a predominantly German Investment Portfolio to a broader European Investment Portfolio.

               FOR: 11,199,176      Against: 101,134   Abstain: 24,062

          2.
      Proposal No. 1(b). Amending the Fund's Articles of Incorporation to change the Fund's name from "The Emerging Germany Fund Inc." to "Dresdner RCM Europe Fund Inc."

               FOR: 10,373,621      Against: 603,366   Abstain: 42,583

          3.
      Proposal No. 2(a). Changing the Fund's 1940 Act subclassification from a closed-end investment company to an open-end investment company and amending and restating the Fund's Articles of Incorporation.

               FOR: 11,134,179      Against: 140,467   Abstain: 25,924

          4.
      Proposal No. 2(b). Modification and elimination of certain of the Fund's fundamental investment restrictions upon conversion of the Fund to an open-end investment company.

               FOR: 11,089,058      Against: 132,004   Abstain: 79,507

          5.
      Proposal No. 2(c). Approval of the proposed investment management agreement between the Fund and Dresdner RCM Global Investors LLC upon the conversion of the Fund to an open-end investment company.

               FOR: 10,240,535      Against: 669,500   Abstain: 109,533

          6.
      Proposal No. 2(d). Approval of a Rule 12b-1 distribution plan upon conversion of the Fund to an open-end investment company.

               FOR: 10,426,399      Against: 476,952   Abstain: 397,218

          7.
      Proposal No. 3. Election of directors.

                                                         FOR        WITHHELD
                                                   ---------------  ---------
             ROBERT J. BIRNBAUM                         10,920,285    723,680
             CARROLL BROWN                              10,654,962    713,603
             THEODORE J. COBURN                         10,652,013    716,552
             GEORGE N. FUGELSANG                        10,651,275    717,920
             Ronald G. Olin                                953,201    244,400
             Ralph W. Bradshaw                             953,201    244,400
             Gary A. Bentz                                 993,500    204,101
             William A. Clark                              677,801    244,400

  Messrs. Dowd, Fiore, Kessler, Passow, Perbix and Saliba continue in office as directors.

--------------------------------------------------------------------------------
THE EMERGING GERMANY FUND INC.
STOCKHOLDER MEETING RESULTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

          8.
      Proposal No. 4. Selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for fiscal year ending December 31, 1999.

               FOR: 11,975,798       Against: 50,732   Abstain: 539,636

          9.
      Proposal No. 5. Stockholder proposal seeking termination of the investment management agreement between Dresdner RCM Global Investors LLC and the Fund.

                For: 1,270,997    AGAINST: 9,430,690   Abstain: 315,880

         10.
      Proposal No. 6(a). Floor proposal seeking resignation of Class II and Class III directors.

                For: 1,190,801    AGAINST: 9,435,097   Abstain: 6,000

         11.
      Proposal No. 6(b). Floor proposal seeking a tender offer at full net asset value for Fund shares.

                  For: 480,301    AGAINST: 9,679,497   Abstain: 0

         12.
      Proposal No. 6(d). Floor proposal requesting an independent study to determine if the Fund should seek reimbursement from any person(s) for legal and other expenses incurred in the cancellation of the 1998 annual meeting of stockholders and related litigation.

                  For: 204,901    AGAINST: 9,679,497   Abstain: 275,400

         13.
      Proposal No. 6(e). Floor proposal seeking repeal of Section 14 of the Fund's By-laws.

                  For: 480,301    AGAINST: 9,435,097   Abstain: 0

         14.
      Proposal No. 7. Floor proposal seeking reimbursement from Dresdner RCM Global Investors LLC and other parties for legal and other expenses incurred by the Fund with respect to litigation which delayed the annual stockholders' meeting.

                  For: 946,401    AGAINST: 9,679,497   Abstain: 6,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

    On January 15, 1999, a distribution of $2.31 per share, aggregating $32,359,252 was paid from investment operations. The dividend was recorded on December 21, 1998, to shareholders of record on December 23, 1998. For the year ended December 31, 1998, a total distribution of $3.48 per share, aggregating $48,749,002, was paid from investment operations. This per share amount consists of $1.74 ordinary income, aggregating $24,374,501, and $1.74 long-term capital gains, aggregating $24,374,501.

    During the taxable year ended December 31, 1998, the Fund paid foreign taxes of $376,971 and the Fund recognized $3,721,342 of foreign source income. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.027 per share as creditable foreign tax paid and $0.266 of income from foreign sources received in the taxable year ended December 31, 1998.

THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Rolf Passow, Chairman*
Robert J. Birnbaum
Carroll Brown
Theodore J. Coburn
James E. Dowd**
Alfred W. Fiore
George N. Fugelsang*
Siegfried A. Kessler**
Gottfried W. Perbix**
Jacob Saliba

 * Interested person within the meaning of the Investment Company Act of 1940 ** Member, Audit Committee

--------------------------------------------------------------------------------

OFFICERS
William S. Stack, President
Barbel Lenz, Vice President
Robert J. Goldstein, Secretary
Karin L. Brotman, Assistant Secretary
Caroline M. Hirst, Treasurer and Assistant Secretary
Judith W. O'Connell, Assistant Treasurer
Jennie W. Klein, Assistant Treasurer
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER
Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

--------------------------------------------------------------------------------

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND PAYING AGENT
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL
Shaw, Pittman, Potts & Trowbridge
2300 N Street, N.W.
Washington, D.C. 20037

                         THE EMERGING GERMANY FUND INC.

                               SUMMARY OF GENERAL
                                  INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Exchange Composite Transaction section of THE WALL STREET JOURNAL (designation "EmergGerFd" under the letter "G"). The Fund's NYSE trading symbol is "FRG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES, as well as in BARRON'S and other newspapers in a table called "Closed End Funds." Additional information about the Fund is available by calling 1-800-356-6122 or visit the Fund's website at www.emerginggermany.com.

      This report, including the financial statements herein, is furnished to shareholders of The Emerging Germany Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

      All references in this report to "dollars" or "$" are to United States dollars.

      Comparisons between changes in the Fund's net asset value per share and changes in the DAX100 Index should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/dollar exchange rate.

                                     [LOGO]

                                  THE EMERGING
                               GERMANY FUND INC.

                                 ANNUAL REPORT
                               DECEMBER 31, 1998